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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2003

THQ INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-18813

13-3541686
(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301
(Address of principal executive
offices, including zip code)

(818) 871-5000
(Registrant's telephone number,
including area code)

Item 5. Other Events

        THQ recently was informed by the staff of the Securities and Exchange Commission (the "SEC") that the SEC is conducting a non-public formal investigation entitled "In the Matter of Certain Video Game Manufacturers and Distributors" and in connection with the investigation the SEC is requesting information from THQ pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. The SEC staff also informed THQ that other companies in the video game industry had received similar requests for information. The investigation appears to be focused on certain accounting practices, with specific emphasis on revenue recognition. The SEC has advised THQ that its investigation is non-public and should not be construed as an indication from the SEC or its staff that any violations of the law have occurred, nor should it reflect negatively upon any person, entity or security. THQ intends to cooperate fully with the SEC in the conduct of its investigation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

By: /s/ FRED A. GYSI Fred A. Gysi, Chief Financial Officer and Senior Vice President—Finance

Date: July 18, 2003

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Item 5. Other Events
SIGNATURES